               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We  consent to the  reference  to our firm in the  Registration  Statement,
(Form N-1A),  and related  Statement of  Additional  Information  of The Crowley
Portfolio Group, Inc. and to the inclusion of our report dated December 14, 2001 to the Shareholders and Board of Directors of The Crowley Portfolio Group, Inc.

                                                    /S/ TAIT, WELLER & BAKER
                                                    --------------------
                                                    TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 28, 2002